                                                                   EXHIBIT 10.16
                                                                   -------------

                                                                    CONFIDENTIAL
                                                                    ------------


================================================================================





                              WARRANT TO PURCHASE
                             CLASS B COMMON STOCK

                                 ChipPAC, Inc.


                                AUGUST 5, 1999





================================================================================

                                                                   EXHIBIT 10.16
                                                                   -------------

                                                                    CONFIDENTIAL
                                                                    ------------


                               TABLE OF CONTENTS
                               -----------------

1.       CERTAIN DEFINITIONS...............................................   1

2.       EXERCISE OF WARRANT...............................................   3

3.       VALID ISSUANCE; TAXES.............................................   5

4.       ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.................   5

5.       CERTIFICATE AS TO ADJUSTMENTS.....................................   7

6.       LOSS OR MUTILATION................................................   7

7.       RESERVATION OF WARRANT STOCK......................................   7

8.       TRANSFER AND EXCHANGE.............................................   8

9.       RESTRICTIONS ON TRANSFER..........................................   8

10.      COMPLIANCE WITH SECURITIES LAWS...................................   8

11.      NO RIGHTS OR LIABILITIES AS STOCKHOLDERS..........................   9

12.      REGISTRATION RIGHTS...............................................  10

13.      NOTICES...........................................................  10

14.      HEADINGS..........................................................  10

15.      LAW GOVERNING.....................................................  10

16.      NO IMPAIRMENT.....................................................  10

17.      NOTICES OF RECORD DATE............................................  10

18.      SEVERABILITY......................................................  11

19.      COUNTERPARTS......................................................  11

20.      NO INCONSISTENT AGREEMENTS........................................  11

21.      SATURDAYS, SUNDAYS AND HOLIDAYS...................................  11

                                                                    CONFIDENTIAL
                                                                    ------------

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF CLASS B COMMON STOCK OR COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"). SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                              WARRANT TO PURCHASE
                            CLASS B COMMON STOCK OF
                                 ChipPAC, Inc.
                            (Subject to Adjustment)

NO. W-1
This Certifies That, for value received, Intel Corporation, a Delaware corporation, or its permitted registered assigns (the "Holder") is entitled,
                                                       ------
subject to the terms and conditions of this Warrant, at any time after the closing of an IPO (the "Effective Date"), and before the occurrence of an
                        --------------
Expiration Event, to purchase from ChipPAC, Inc., a California corporation (the "Company"), a number of shares of Warrant Stock of the Company determined by
 -------
dividing five million dollars ($5,000,000) by 80% of the IPO Price, at a price per share equal to 80% of the IPO Price ("Purchase Price"). Both the number of
                                          --------------
shares of Warrant Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Stock Purchase Agreement, dated August 5, 1999 (the "Purchase Agreement"), between the Company and Holder.
                     ------------------

1. CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

     "Common Stock" shall mean collectively the Company's Class A Common Stock,
      ------------
par value $.01 per share, the Class B Common Stock and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

     "Class B Common Stock" shall mean the Company's non-voting Class B Common
      --------------------
Stock, par value $.01 per share.

     "Expiration Date" shall mean the date of an Expiration Event.
      ---------------

     "Expiration Event" shall mean 5:00 p.m. California time on the earlier of
      ----------------
(a) the 180th day following the closing of an IPO, (b) the acquisition of the Company in a transaction in which the rights provided under Section 3 of the Shareholders Agreement are triggered (an "Expiration Acquisition") or (c) August
                                          ----------------------
5, 2009.

     "Fair Market Value" of a share of Warrant Stock as of a particular date
      -----------------
shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) business days ending immediately prior to the applicable date of valuation;

          (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided,
                                                                    --------
however, that if the Company and the Holder cannot agree on such value, such
-------
value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be borne equally for by the Company and the Holder.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended.

     "IPO" shall mean the closing of the Company's first underwritten public
      ---
offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock.

     "IPO Price" shall mean the price to the public, before deducting for
      ---------
underwriting commissions, stated on the cover page of the final prospectus filed with the SEC in connection with an IPO.

     "Registered Holder" shall mean any Holder in whose name this Warrant is
      -----------------
registered upon the books and records maintained by the Company.

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "SEC" shall mean the United States Securities and Exchange Commission.
      ---

     "Shareholders Agreement" shall mean the Shareholders Agreement, dated as of
      ----------------------
August 5, 1999, by and among the Company, Holder and the other holders of the Company's equity securities, as amended from time to time.

     "Subsidiary" shall mean an entity in which a party owns 50% or more of the
      ----------
outstanding equity (or profits) interests or voting power or has the power, by contract or otherwise, to elect a majority of the directors or other similar managing body.

     "Warrant" shall mean this Warrant and any warrant delivered in substitution
      -------
or exchange therefor as provided herein.

     "Warrant Stock" shall mean the Class B Common Stock of the Company and any
      -------------
other securities at any time receivable or issuable upon exercise of this Warrant.

2.   EXERCISE OF WARRANT.

     2.1. Payment.  Subject to compliance with the terms and conditions of this
          -------
Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"),
                                         ---------       ------------------
duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

          (a)  this Warrant at the principal office of the Company, and

          (b) payment, (i) in cash, by wire transfer of immediately available funds, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Class B Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"), except that if the Holder is subject to HSR Act Restrictions
 ----------------
(as defined in Section 2.5 below), the Exercise Amount shall be paid to the Company upon termination of all HSR Act Restrictions.

     2.2. Net Issue Exercise. In lieu of the payment methods set forth in
          ------------------
Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of the Warrant Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A
          Where:

          X = the number of shares of Warrant Stock to be issued to the Holder;

          Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

          A = the Fair Market Value of one share of the Company's Common Stock; and

          B = Purchase Price (as adjusted to the date of such calculation).

          All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

     2.3. "Easy Sale" Exercise.  In lieu of the payment methods set forth in
           -------------------
Section 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder, may pay the Exercise Amount through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Warrant Stock so purchased to pay for the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Stock to forward the Exercise Amount directly to the Company.

     2.4. Stock Certificates; Fractional Shares.  As soon as practicable on or
          -------------------------------------
after any date of exercise of this Warrant pursuant to this Section 2, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant

Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.5. HSR Act.  The Company hereby acknowledges that exercise of this
          -------
Warrant by the Holder may subject the Company or the Holder to the filing requirements of the HSR Act and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration
                         --------------------
Date the Holder has sent the Notice of Exercise to Company and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

     2.6. Partial Exercise; Effective Date of Exercise.  In case of any partial
          --------------------------------------------
exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if the Holder is subject to HSR Act Restrictions, this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3. VALID ISSUANCE; TAXES. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of
          ------------------------------------------------------------------
Shares. The Purchase Price of this Warrant shall be proportionally decreased
------
and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Warrant Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Warrant Stock.

     4.2. Adjustment for Dividends or Distributions of Stock or Other Securities
          ----------------------------------------------------------------------
or Property. In case the Company shall make or issue, or shall fix a record
-----------
date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3. Reclassification. If the Company, by reclassification of securities
          ----------------
or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Warrant Stock which is the subject of Section 4.5.

     4.4. Adjustment for Capital Reorganization, Merger or Consolidation. In
          --------------------------------------------------------------
case of any capital reorganization of the capital stock of the Company (other than an Expiration Acquisition or a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation (other than an Expiration Acquisition), or the sale of all or substantially all the assets of the Company (other than an Expiration Acquisition), then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5. Conversion of Warrant Stock.  In case all or any portion of the
          ---------------------------
authorized and outstanding shares of Warrant Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall
                                                 ----------------
receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the shares of Common Stock that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing
(a) the aggregate Purchase Price of the maximum number of shares of Warrant Stock for which this Warrant was exercisable immediately prior to the Termination Date by (b) the number of shares of Common Stock for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF WARRANT STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Warrant Stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock and Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. This Warrant and all rights hereunder may be transferred in whole and not in part, subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, only (a) to a Subsidiary of Holder; or (b) subject to the terms and conditions contained therein, in accordance with that certain Shareholders Agreement, dated the date hereof, among the Company, the Holders and certain other persons. Permitted transfers shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant is
                 --------  -------
duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants, Warrant Stock, or Common Stock, as the case may be, unless either (a) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (b) the sale of such securities is made pursuant to SEC Rule 144.

10.  COMPLIANCE WITH SECURITIES LAWS.  By acceptance of this Warrant, the
Holder hereby represents, warrants and covenants: (a) that any shares of Warrant Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; (b) that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; (c) that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period;
(d) that the Holder understands that the shares of Warrant Stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Registered Holder) and will be "restricted securities" within the meaning of SEC Rule 144 and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (e) that all stock certificates representing shares of Warrant Stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE
     SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO

     RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. REGISTRATION RIGHTS. All shares of Class B Common Stock or Common Stock issuable upon conversion of the shares of Warrant Stock issuable upon exercise of this Warrant shall be "Intel Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Registration Agreement, dated as of the date hereof, between the Company, the Holder and certain other persons, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

13. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Purchase Agreement.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with the governing law of the Purchase Agreement.

16. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company: (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

17.  NOTICES OF RECORD DATE.  In case:

     17.1. the Company shall take a record of the holders of its Warrant Stock, Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     17.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     17.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

     17.4. of any redemption or conversion of all outstanding Common Stock or Warrant Stock; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock, Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Warrant Stock, Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.


           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of August 5, 1999.

INTEL CORPORATION                           ChipPAC, Inc.

By: /S/ Arvind Sodhani                      By: /S/ Gary Breton
    ---------------------------------          --------------------------------


Name: Arvind Sodhani                        Name: Gary Breton
      -------------------------------            ------------------------------


Title: Vice President and Treasurer         Title: Vice President
       ------------------------------              ----------------------------



                         SIGNATURE PAGE TO THE WARRANT
                                      OF
                                 ChipPAC, Inc.

                                   EXHIBIT 1
                              NOTICE OF EXERCISE
                   (To be executed upon exercise of Warrant)

ChipPAC, Inc.                                                    WARRANT NO. ___

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of ChipPAC, Inc., as provided for therein, and (check the applicable box):

 [ ] Tenders herewith payment of the exercise price in full in same-day funds in the amount of $____________ for _________ such securities.

 [ ] Elects the Net Issue Exercise option pursuant to Section 2.2 of the
     Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

     X = Y (A-B)         (       ) =  (____) [(_____) - (_____)]
         -------                      --------------------------
            A                                 (_____)
     Where:

     X = the number of shares of Warrant Stock to be issued to the Holder;

     Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation);

     A = the Fair Market Value of one share of Common Stock; and

     B = Purchase Price (as adjusted to the date of such calculation).

 [ ] Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:      __________________________
Address:   __________________________
Signature: __________________________


           Exhibits

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

Exhibits

                                   EXHIBIT 2

                                  ASSIGNMENT

 (To be executed only upon assignment of Warrant or a portion    WARRANT NO. ___
 thereof)

For value received, hereby sells, assigns and transfers unto _______________ the within Warrant or a portion thereof, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant or such portion thereof on the books of the within-named Company with respect to the number of shares of Warrant Stock set forth below, with full power of substitution in the premises:

---------------------------------------------------------------------
 Name(s) of Assignee(s)       Address             # of Warrant Shares
---------------------------------------------------------------------
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

And if said number of shares of Warrant Stock shall not be all the shares of Warrant Stock represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares of Warrant Stock registered by said Warrant.

Dated:     _____________________________

Signature: _____________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15.

                                       16